UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): August 17, 2009

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures

On August 17, 2009, Comverge issued a press release announcing it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC"). The registration statement, when declared effective by the SEC, will permit the Company to offer and sell up to $100 million of common stock, preferred stock, debt securities, warrants, units and other securities in one or more offerings. Additionally, the registration statement includes up to $50 million of common stock reserved for selling stockholders. Comverge will not receive any proceeds from the sale of shares by selling stockholders. While the Company does not have the present intention to conduct an offering of securities registered pursuant to the registration statement, the registration is intended to give Comverge greater flexibility to take advantage of favorable market conditions as they may arise. Comverge is not required to offer or sell the securities in the future under the shelf registration statement.  The terms of any offering under the registration statement will be established at the time of the offering.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering may be made only by means of the prospectus included in the registration statement and one or more related prospectus supplements that may be used with respect to such offering.

The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Other Exhibits

Exhibit No.	Description
99.1	Press release, dated August 17, 2009 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Report are not, and should not be construed as historical facts, do not constitute guarantees of future performance and are based on numerous assumptions that, while believed to be reasonable, may not prove to be accurate. These forward looking statements include the ability to successfully cause the shelf registration statement to become effective with the SEC, risks and uncertainties relating to adverse changes and volatility in the capital markets and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge’s business involving our products, the build out, development and distribution of our products and related services, regulatory changes, grid operator rule changes, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Report or with respect to the information or announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Interim President and Chief Executive Officer;

Executive Vice President and Chief Financial Officer

Dated: August 17, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated August 17, 2009 (furnished herewith).